UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   April 23, 2015

SFX Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36119	90-0860047
(Commission File Number)	(IRS Employer Identification No.)

902 Broadway, 15th Floor
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(646) 561-6400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                           Change in Registrant’s Certifying Accountant

On April 23, 2015, the Audit Committee (the “Audit Committee”) of the Board of Directors of SFX Entertainment, Inc., a Delaware corporation (the “Company”), approved the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2015, effective immediately, and thereby ended its audit relationship with Ernst & Young LLP (“E&Y”).

E&Y’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2014, and 2013, and the subsequent interim periods through April 23, 2015, there were (i) no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided E&Y with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that E&Y furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of E&Y’s letter dated April 23, 2015, is filed as Exhibit 16.1 hereto.

During the fiscal years ended December 31, 2014, and 2013, and the subsequent interim periods through April 23, 2015, neither the Company nor anyone acting on its behalf has consulted with BDO regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.  Notwithstanding the foregoing, BDO (i) provided limited internal audit services to the Company during the fiscal year ended December 31, 2014, (ii) was the auditor of the Company’s predecessor, Dayglow LLC and certain affiliates and in such capacity provided audit reports for such company as of and for the fiscal years and periods ended December 31, 2010, December 31, 2011 and July 31, 2012, and (iii) was the auditor of certain other businesses acquired by the Company for periods prior to such acquisition dates.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

No.	Description

16.1*	Letter of Ernst & Young LLP, dated April 23, 2015

*                                         Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFX ENTERTAINMENT, INC.

Date: April 24, 2015	By:	/s/ Robert F.X. Sillerman
Robert F.X. Sillerman
Chief Executive Officer and Director